Exhibit 99.1

RAMSGATE DC HOLDINGS UK 0.5 S.À R.L. ABS-15G

Deloitte LLP

2 New Street Square

London

EC4A 3BZ

Phone:+44 (0)20 7936 3000

Fax +44 (0)20 7583 1198

www.deloitte.co.uk

Independent Accountant’s Report on Applying Asset Agreed Upon Procedures

The Managers of

Ramsgate DC Holdings UK 1 S.À R.L.

9, Rue de Bitbourg

L-1273 Luxembourg

(the “Issuer”)

Barclays Bank PLC

One Churchill Place

London

E14 5HP

(“Barclays” and the “Arranger”)

Goldman Sachs International

Plumtree Court

25 Shoe Lane

London

EC4A 4AU

(“Goldman” and together with Barclays, the “Joint Lead Managers”)

and the other Managers (as defined in the Engagement Letter)

10 February 2026

Dear Sirs/Madams,

PROPOSED ISSUE BY RAMSGATE DC HOLDINGS UK 1 S.À R.L. OF LEASE RECEIVABLE-BACKED SECURITIES (the “Issue”)

We have performed the procedures enumerated below on certain leases (the “Lease Pool”), which were agreed to by the Issuer, the Arranger, the Joint Lead Managers, the Managers and the other Managers (as defined in the Engagement Letter). The procedures were performed to assist you in evaluating the validity of certain characteristics of the Lease Pool. This agreed upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The appropriateness of these procedures is solely the responsibility of the Issuer, the Arranger, the Joint Lead Managers and the Managers. Consequently, we make no representation regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This report (the “Asset Agreed Upon Procedures Report”) is addressed to the Managers of the Issuer, the Arranger, the Joint Lead Managers and the Managers identified in the Engagement Letter who have agreed to participate in the proposed Issue.

These procedures were established with the Issuer, and the appropriateness of the procedures is solely the responsibility of the Issuer, the Arranger, the Joint Lead Managers and the Managers as discussed above. The Issuer shall be solely responsible for providing accurate and complete information requested by Deloitte necessary to perform the procedures. Deloitte has no responsibility for the accuracy or completeness of the information provided by or on behalf of the Issuer, even if Deloitte had reason to know or should have known of such inaccuracy or incompleteness.

Deloitte LLP is a limited liability partnership registered in England and Wales with registered number OC303675 and its registered office at 1 New Street Square, London, EC4A 3HQ, United Kingdom.

Deloitte LLP is the United Kingdom affiliate of Deloitte NSE LLP, a member firm of Deloitte Touche Tohmatsu Limited, a UK private company limited by guarantee (“DTTL”). DTTL and each of its member firms are legally separate and independent entities. DTTL and Deloitte NSE LLP do not provide services to clients. Please see www.deloitte.com/about to learn more about our global network of member firms.

© 2026 Deloitte LLP. All rights reserved.

The procedures that we performed and our findings are as follows:

1.       Scope of our work and factual findings

The procedures performed were as defined in Appendix 3 of the Engagement Letter (the “Agreed Upon Procedures”).

The management of the Issuer provided us with a data file ‘Yondr UK ESMA Data Tape Template_15-Nov-2025 v.6_Deloitte.xlsx’ (the “Lease Pool”) containing the lease information for each of the 4 leases in the Lease Pool as at 15 December 2025 (the “Cut-off Date”).

We have carried out the Agreed upon Procedures on each of the 4 leases in the Lease Pool during the period 5 to 9 January 2026.

The procedures we have undertaken, set out in paragraphs 2.1 to 2.17 under the pool agreed upon procedures section below, have been limited to confirming that the selected attribute from the Lease Pool information agreed to the original lease documentation or copies thereof provided to us in the lease file. We are entitled to assume that the lease documentation is correct, and we have not sought to independently verify this information. The lease documentation used in these agreed upon procedures was the lease agreement, change of control document and deed of variation (together, the “Lease Documentation”) and ‘www.bloomberg.com’ (“Bloomberg”).

2.       Pool Agreed upon Procedures

For each lease in the Lease Pool we carried out the following agreed upon procedures.

For the purposes of this report, the failure of a single attribute is termed an error. We report our findings, which are the factual results of the agreed upon procedures performed:

2.1.	Lease Identifier

For each lease in the Lease Pool, we confirmed whether the lease identifier shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the lease identifier shown in the Lease Pool agreed to the Lease Documentation, with no exception.

2.2.	DC Hall / Facility

For each lease in the Lease Pool, we confirmed whether the DC Hall / facility shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the DC Hall / facility shown in the Lease Pool agreed to the Lease Documentation, with no exception.

2.3.	Tenant Rating

For each lease in the Lease Pool, we confirmed whether the tenant rating shown in the Lease Pool agreed to the S&P credit rating shown on Bloomberg. We found that the tenant rating shown in the Lease Pool agreed to the S&P credit rating shown on Bloomberg, with no exception.

2.4.	Tenant Industry

For each lease in the Lease Pool, we confirmed whether the tenant industry shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the tenant industry shown in the Lease Pool agreed to the Lease Documentation, with no exception.

2.5.	Ready for Service (RFS) Date

For each lease in the Lease Pool, we confirmed whether the RFS date shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the RFS date shown in the Lease Pool agreed to the Lease Documentation, with no exception.

2.6.	Maturity Date

For each lease in the Lease Pool, we confirmed whether the maturity date shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the maturity date shown in the Lease Pool agreed to the Lease Documentation, with no exception.

2.7.	Original Term

For each lease in the Lease Pool, we confirmed whether the original term shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the original term shown in the Lease Pool agreed to the Lease Documentation, with no exception.

2.8.	Remaining Term

For each lease in the Lease Pool, we recalculated the remaining term using the Cut-off Date and the maturity date shown in the Lease Pool (the “Recalculated Remaining Term). We confirmed whether the remaining term shown in the Lease Pool agreed to the Recalculated Remaining Term. We found that the remaining term shown in the Lease Pool agreed to the Recalculated Remaining Term, with no exception.

2.9.	Renewal Term

For each lease in the Lease Pool, we confirmed whether the renewal term shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the renewal term shown in the Lease Pool agreed to the Lease Documentation, with no exception.

2.10.	Rent-Free Period

For each lease in the Lease Pool, we confirmed whether the rent-free period shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the rent-free period shown in the Lease Pool agreed to the Lease Documentation, with no exception.

2.11.	Scheduled Payment Frequency

For each lease in the Lease Pool, we confirmed whether the scheduled payment frequency shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the scheduled payment frequency shown in the Lease Pool agreed to the Lease Documentation, with no exception.

2.12.	Current Rent Amount

2.12.1.	For each lease in the Lease Pool, we confirmed whether the current rent (per kW per month) shown in the Lease Pool agreed to that shown on the Lease Documentation with any escalation rate applied. We found that the current rent (per kW per month) shown in the Lease Pool agreed to the Lease Documentation with any escalation rate applied, with no exception.

2.12.2.	For each lease in the Lease Pool, we recalculated the current annual rent using the current rent (per kW per month) and Capacity Leased (kW) shown in the Lease Pool (the “Recalculated Current Annual Rent”). We found that the current annual rent shown in the Lease Pool agreed to the Recalculated Current Annual Rent, with no exception.

2.13.	Commencement Rent Amount

2.13.1.	For each lease in the Lease Pool, we confirmed whether the commencement rent (per kW per month) shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the commencement rent (per kW per month) shown in the Lease Pool agreed to the Lease Documentation, with no exception.

2.13.2.	For each lease in the Lease Pool, we recalculated the commencement annual rent, using the commencement rent (per kW per month) and Capacity Leased (kW) shown in the Lease Pool (the “Recalculated Commencement Annual Rent”). We found that commencement annual rent shown in the Lease Pool agreed to the Recalculated Commencement Annual Rent, with no exception.

2.14.	Escalation Rate

For each lease in the Lease Pool, we confirmed whether the escalation rate shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the escalation rate shown in the Lease Pool agreed to the Lease Documentation, with no exception.

2.15.	Escalation Frequency

For each lease in the Lease Pool, we confirmed whether the escalation frequency shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the escalation frequency shown in the Lease Pool agreed to the Lease Documentation, with no exception.

2.16.	Escalation Base Computation Date

For each lease in the Lease Pool, we confirmed whether the escalation base computation date shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the escalation base computation date shown in the Lease Pool agreed to the Lease Documentation, with no exception.

2.17.	Capacity Leased (kW)

For each lease in the Lease Pool, we confirmed whether the capacity leased (kW) shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the capacity leased (kW) shown in the Lease Pool agreed to the Lease Documentation, with no exception.

3.       Scope of this Asset Agreed Upon Procedures Report

The scope of our work in preparing this Asset Agreed Upon Procedures Report was limited solely to those procedures set out above. We were not engaged to and did not conduct an audit the objective of which would be the expression of an opinion on the matters subject to the procedures described above. Accordingly, we do not express any opinion or overall conclusion on the procedures we have performed. You are responsible for determining whether the scope of our work specified is sufficient for your purposes and we make no representation regarding the appropriateness of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

This Asset Agreed Upon Procedures Report should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the recipients of this Asset Agreed Upon Procedures Report.

This Asset Agreed Upon Procedures Report has been prepared for use in connection with the offering of securities inside of the United States and in accordance with United States attestation standards established by the American Institute of Certified Public Accountants and not in accordance with United Kingdom or other professional standards. This Asset Agreed Upon Procedures Report is only intended to be relied on in connection with any obligations or responsibilities in connection with the Issue that you may have under any legislation, regulations and/or rule of law under United States federal or state securities law. We accept no responsibility to, and deny any liability to, any person or in any way arising from or in connection with the use of this Asset Agreed Upon Procedures Report in connection with any offering of securities outside the United States.

4.       Use of this Asset Agreed Upon Procedures Report

Subject to the terms specified in in our Engagement Letter dated 29 January 2026, this Asset Agreed Upon Procedures Report is provided solely for the private information and use of the Issuer, the Arranger, the Joint Lead Managers and the Managers and is not intended to be and should not be used by anyone other than the Issuer, the Arranger, the Joint Lead Managers and the Managers. This Agreed Upon Procedures Report should not be included in any publicly filed or publicly available document nor should this Agreed Upon Procedures Report, the services performed hereunder, or Deloitte’s engagement hereunder be referred to in any publicly filed or publicly available document, in each case, except under the terms specified in our Engagement Letter. For the avoidance of doubt, the Arranger, the Joint Lead Managers and the Managers are being provided with the Asset Agreed Upon Procedures Report in their capacity as addressees and not the engaging party.

If you have any questions or would like to discuss the content of this Asset Agreed Upon Procedures Report please do not hesitate to contact Louise Gill.

Yours truly,

Deloitte LLP

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